Execution Version
AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) dated effective as of January 9, 2026 (the “Amendment No. 1 Effective Date”), is among IES Holdings, Inc., a Delaware corporation (“Holdings”), the subsidiaries of Holdings party hereto as Borrowers (together with Holdings, each a “Borrower” and collectively, the “Borrowers”), the subsidiaries of Holdings party hereto as Guarantors (together with Holdings, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), issuing lender and swingline lender (in such capacities, “Issuing Lender” and “Swingline Lender”).
RECITALS

A.    WHEREAS, the Borrower, the Administrative Agent, Wells Fargo Bank, National Association, as Issuing lender and as Swingline lender, and the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), are parties to that certain Fourth Amended Credit Agreement, dated as of January 21, 2025, (the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment and as otherwise amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein).
    B.     WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of November 7, 2025 (the “Merger Agreement”), by and among Holdings, Gulf Island Fabrication, Inc., a Louisiana corporation (“Gulf Island”) and IES Merger Sub, LLC, a Louisiana limited liability company and indirect wholly owned subsidiary of Holdings (“Merger Sub”), Holdings (directly or indirectly through Merger Sub) has agreed to purchase each issued and outstanding share of Gulf Island’s common stock (the “GIFI Acquisition”; and the date such GIFI Acquisition is completed, the “GIFI Acquisition Effective Date”).
    C.    WHEREAS, pursuant to that certain Contract of Sale, dated as of October 7, 2025, by and between Houston G.P.I., Ltd., a Texas limited partnership, as seller, and IES Management LP, a Texas limited partnership (“IES Management”), as purchaser, IES Management has agreed to acquire the real property located at 2925 Briarpark Drive, Houston, Texas 77042 (the “Briarpark Property”).
    D.     WHEREAS the parties hereto desire to amend the Credit Agreement to (i) amend and supplement certain schedules to the Credit Agreement upon completion of the GIFI Acquisition, (ii) preserve the Administrative Agent’s right to later require the delivery of a Mortgage on the Briarpark Property, (iii) permit certain Subsidiary Guarantors to become Subsidiary Borrowers, (iv) permit certain subsidiaries of Holdings to be Subsidiary Guarantors and not Subsidiary Borrowers and (v) make certain other amendments to the Credit Agreement as set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Defined Terms. As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 2.Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” as used in this Amendment shall be deemed to be followed by the phrase “without limitation”. The word “will” as used in this Amendment shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import as used in this Amendment, shall be construed to refer to this Amendment in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” as used in this Amendment means “from and including” and the word “to” means “to and including,” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Amendment. No provision of this Amendment or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.
Section 3.Amendment No. 1 Effective Date Amendments to Credit Agreement. Effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is amended as follows:
(a)Section 1.1 (Definitions) of the Credit Agreement is hereby amended by adding the following new definitions in the correct alphabetical order:
““Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of the Amendment No. 1 Effective Date, among the Borrowers, the Guarantors, the Lenders party thereto, and the Administrative Agent, which amends this Agreement.
    “Amendment No. 1 Effective Date” means January 9, 2026.
“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, and as codified at 31 C.F.R. § 850.101 et seq.

“United States Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.”

(b)Article VI (Representations and Warranties of the Credit Parties) of the Credit Agreement is hereby amended by adding a new Section 6.24 to the end thereof to read as follows:
(c)    “Section 6.24    Outbound Investment Rules. No Credit Party nor any Subsidiary of any Credit Party is a “covered foreign person” as that term is used in the Outbound Investment Rules. No Credit Party nor any Subsidiary of any Credit Party currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Credit Party were a United States Person or (iii) any other activity that would cause the

Administrative Agent or any other Lender to be in violation of the Outbound Investment Rules from performing under this Agreement.”

(d)Section 7.14(a) (Additional Subsidiaries) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(e)“(a)    Additional Subsidiaries. Promptly notify the Administrative Agent of (i) the creation or acquisition (including by division) of a Person that becomes a Subsidiary (other than an Excluded Subsidiary), (ii) any Domestic Subsidiary that is an Excluded Subsidiary failing to constitute an Excluded Subsidiary, and (iii) Holdings’ desire to designate a Subsidiary Guarantor that is not a Borrower as a Borrower, and within thirty (30) days after such event (as such time period may be extended by the Administrative Agent in its sole discretion) cause such Subsidiary to (A) become a Subsidiary Guarantor or a Subsidiary Borrower by delivering to the Administrative Agent a duly executed Joinder Agreement or such other document as the Administrative Agent shall deem appropriate for such purpose, (B) grant a security interest in all Collateral (subject to the exceptions specified in the Collateral Agreement) owned by such Subsidiary by delivering to the Administrative Agent a duly executed joinder and/or supplement to each applicable Security Document or such other document as the Administrative Agent shall deem appropriate for such purpose and comply with the terms of each applicable Security Document, (C) deliver to the Administrative Agent such opinions, documents and certificates of the type referred to in Section 5.1 as may be reasonably requested by the Administrative Agent, (D) if such Equity Interests are certificated, deliver to the Administrative Agent such original certificated Equity Interests or other certificates and stock or other transfer powers evidencing the Equity Interests of such Person, (E) deliver to the Administrative Agent such updated Schedules to the Security Documents as requested by the Administrative Agent with respect to such Subsidiary, and (F) deliver to the Administrative Agent such other documents as may be reasonably requested by the Administrative Agent, including, if applicable, such additional items required to be delivered pursuant to Section 7.2(g) in order for a Person to become a Borrower, all in form, content and scope reasonably satisfactory to the Administrative Agent.”
(f)Section 7.14(d) (Real Property Collateral) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(g)“(d)    Real Property Collateral. (i) Promptly after the acquisition of any Material Real Property (or after any owned real property becomes Material Real Property) by any Credit Party that is not subject to a Mortgage (and, in any event, within thirty (30) days after such acquisition or event, as such time period may be extended by the Administrative Agent in its sole discretion), notify the Administrative Agent and (ii) if requested by the Administrative Agent, promptly thereafter (and in any event, within sixty (60) days of such acquisition or event, as such time period may be extended by the Administrative Agent, or as such requirement may be waived by the Administrative Agent, in each case in its sole discretion (it being understood that any such waiver may be temporary in nature)), deliver to the Administrative Agent (A) a Mortgage duly executed and delivered by the record owner of such Material Real Property (together with UCC fixture filings, if requested by the Administrative Agent), and (B) customary legal opinions and evidence of organizational approval in form and substance reasonably satisfactory to the Administrative Agent with respect to the mortgagor of such Mortgage and the enforceability and perfection of such Mortgage, and (iii) if a request for a Mortgage is made by the Administrative Agent under the preceding clause (ii), prior to the delivery of such Mortgage, promptly deliver (A) to each Lender a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each such Material Real Property

(together with a notice about special flood hazard area status and flood disaster assistance, which, if applicable, shall be duly executed by the applicable Credit Party relating to such Material Real Property), and (B) if any such Material Real Property is located in an area determined by the Federal Emergency Management Agency to have special flood hazards, to each Lender evidence of such flood insurance as may be required under applicable Law, including Regulation H of the FRB and the other Flood Insurance Laws and as required under Section 7.6.”
(h)Article VIII (Negative Covenants) of the Credit Agreement is hereby amended by adding a new Section 8.18 to the end thereof to read as follows:
(i)“Section 8.18    Outbound Investment Rules. (a) Be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if such Credit Party were a United States Person or (iii) any other activity that would cause the Administrative Agent or any other Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent or any other Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.”
(j)Section 11.1(a) (Notices Generally) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:
If to the Borrowers (including the Administrative Borrower):
c/o IES Holdings, Inc.
13131 Dairy Ashford Road Suite 500
Sugar Land, Texas 77478
Attention: Tracy McLauchlin and Mary Newman
Email: tracy.mclauchlin@ies-co.com
mary.newman@ies-co.com
with courtesy copies to (which shall not constitute
Notice for purposes of this Section 11):

Dinsmore & Shohl LLP
255 East Fifth Street, Suite 1900
Cincinnati, Ohio 45202
Attn: Michael Dailey, Esq.

Fax No.: (513) 977-8141
Email: michael.dailey@dinsmore.com
If to Wells Fargo, as Administrative Agent:
Wells Fargo Bank, National Association
MAC D1109-019
1525 West W.T. Harris Blvd.
Charlotte, NC 28262
Attention of: Syndication Agency Services
Telephone No.: (704) 590-2706
Facsimile No.: (844) 879-5899
Email: Agencyservices.requests@wellsfargo.com
With copies to:
Wells Fargo Bank, National Association
MAC T0318-060
21 Waterway Ave., 6th Floor
The Woodlands, TX 77380
Attention of: Benita V. Reyes
Telephone No.: (713) 319-1332
E-mail: Benita.V.Reyes@wellsfargo.com
If to any Lender:
To the address of such Lender set forth on the Register with respect to deliveries of notices and other documentation that may contain material non-public information.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).”
(k)Exhibit C (Form of Joinder Agreement) to the Credit Agreement is hereby amended and restated and replaced in its entirety with Exhibit C attached hereto.
Section 4.GIFI Acquisition Effective Date Amendments to the Credit Agreement. Effective as of the GIFI Acquisition Effective Date, the Existing Credit Agreement is further amended as follows:
(a)Section 1.1 (Definitions) of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety as follows:
““Bonded Contract” means the contracts listed on Schedule 1.1(a) as of the Amendment No. 1 Effective Date, and any future contract in respect of which any Surety Bond is issued on behalf of any Credit Party and for which Administrative Agent has received written notice of such Surety Bond from the Administrative Borrower.”

(b)Section 1.1 (Definitions) of the Credit Agreement is hereby amended by adding the following new definitions in the correct alphabetical order:
““GIFI Entities” means Gulf Island Fabrication, Inc., Gulf Island Works, LLC, Gulf Island, L.L.C., Gulf Island Services, L.L.C., ENGlobal Automation, LLC, ENGlobal Government Services, Inc., Gulf Island Shipyards, LLC, Gulf Island Fabrication Holdings, LLC, Gulf Marine Fabricators General Partner, L.L.C., Gulf Marine Fabricators Limited Partner, L.L.C., Gulf Island Resources, L.L.C., GIFI Properties, L.L.C., Gulf Marine Fabricators, L.P., Gulf Island EPC, LLC.

“GIFI Markel Indemnity” means that certain General Agreement of Indemnity, dated as of September 2, 2021, by and among certain of the GIFI Entities and Markel.

“GIFI Travelers Indemnity” means that certain General Agreement of Indemnity, dated as of October 4, 2021, by and among certain of the GIFI Entities and Travelers.

“Markel” means Markel Insurance Company, SureTec Insurance Company, any Affiliates thereof writing bonds for which the GIFI Markel Indemnity is consideration, any co-sureties and reinsurers, and any respective successors and permitted assigns of any of the foregoing.

“Travelers” means Travelers Casualty and Surety Company of America, any of its Affiliates, and any respective successors and permitted assigns of the any of the foregoing.”

(c)Section 8.2 (Liens) of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (q), replacing the “.” at the end of clause (r) with “, and”, and adding a new clause (s) to the end thereof to read as follows:
“(s)    only until the 60th day following the Amendment No. 1 Effective Date (as such time period may be extended by the Administrative Agent in its sole discretion), Liens in favor of (i) Markel, solely to the extent securing reimbursement obligations under the Surety Bonds described in the GIFI Markel Indemnity and encumbering only the assets of the GIFI Entities that are subject to such liens pursuant to the GIFI Markel Indemnity as of the Amendment No. 1 Effective Date and (ii) Travelers, solely to the extent securing reimbursement obligations under the Surety Bonds described in the GIFI Travelers Indemnity and encumbering only the assets of the GIFI Entities that are subject to such liens pursuant to the GIFI Travelers Indemnity as of the Amendment No. 1 Effective Date.”
(d)Schedule 1.1(a) (Surety Bonds; Bonded Contracts) to the Credit Agreement is hereby amended and restated and replaced in its entirety with Schedule 1.1(a) attached hereto.
(e)Schedule 6.8 (Environmental Matters) to the Credit Agreement is hereby amended and restated and replaced in its entirety with Schedule 6.8 attached hereto.
Section 5.Representations and Warranties. Each Credit Party hereby represents and warrants, as of the date hereof, that:
(a)immediately after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in each of the other Loan Documents are true and correct in all material respects (except to the extent any such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case such representations and warranties shall be true and correct in all respects) on and as of the date hereof, as though made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except to the extent any such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case such representations and warranties shall be true and correct in all respects as of such earlier date);
(b)immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;
(c)the execution, delivery and performance of this Amendment by each Credit Party are within its corporate, partnership, or limited liability company power and authority, as applicable, and have been duly authorized by all necessary corporate, partnership, or limited liability company action, as applicable;
(d)this Amendment constitutes the legal, valid and binding obligation of each Credit Party enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(e)there are no consents, licenses and approvals required from any Governmental Authority or any third Person in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and
(f)no action, suit, investigation or other proceeding by or before any arbitrator or any Governmental Authority is threatened or pending and no preliminary or permanent injunction or order by a state or federal court has been entered in connection with this Amendment or any other Loan Document.
Section 6.Conditions to Amendment No. 1 Effective Date. This Amendment shall become effective on the Amendment No. 1 Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions which may occur prior to or concurrently with the closing of this Amendment:
(a)This Amendment. The Administrative Agent shall have received this Amendment executed by duly authorized officers of each Credit Party, the Administrative Agent, and the Lenders constituting the Required Lenders.
(b)Fees and Expenses. Holdings shall have paid all reasonable and documented fees and expenses due and payable under the Loan Documents, including the fees and expenses of the Administrative Agent’s outside legal counsel payable in accordance with Section 11.3 of the Credit Agreement pursuant to all invoices presented for payment prior to the Amendment No. 1 Effective Date.
(c)Representations and Warranties. Each of the representations and warranties set forth in Section 5 above are true and correct.
(d)No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(e)Joinder of IES Shared Services, Inc.. The Administrative Agent shall have received a Joinder Agreement acceptable to the Administrative Agent in its sole discretion with respect to IES Shared Services, Inc., a Delaware corporation (the “Shared Services Joinder”) pursuant to which such Subsidiary Guarantor becomes a Borrower under the Credit Agreement.

Section 7.Acknowledgments and Agreements.
(a)Each Credit Party acknowledges that, on the date hereof, all outstanding Indebtedness is payable in accordance with its terms, and each Credit Party waives any defense, offset, counterclaim or recoupment (other than a defense of payment or performance) with respect thereto.
(b)Each Credit Party, the Administrative Agent, and each Lender party hereto do hereby adopt, ratify, and confirm the Existing Credit Agreement, as amended by this Amendment, and acknowledge and agree that the Existing Credit Agreement, as so amended, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Existing Credit Agreement, as so amended, the Guaranty Agreement, the Security Documents and the other Loan Documents are not impaired in any respect by this Amendment.
(c)Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents.
(d)From and after the Amendment No. 1 Effective Date, all references to the Existing Credit Agreement shall mean the Existing Credit Agreement, as amended by Section 3 of this Amendment. From and after the GIFI Acquisition Effective Date, all references to the Existing Credit Agreement shall mean the Existing Credit Agreement, as amended by Section 3 and Section 4 of this Amendment. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.
(e)Holdings shall deliver to the Administrative Agent, on or prior to January 31, 2026 (or such later date as extended by the Administrative Agent in its sole discretion) a customary opinion of counsel regarding the Shared Services Joinder as Administrative Agent or its counsel may reasonably request, and which is otherwise in form and substance reasonably satisfactory to Administrative Agent.
(f)The parties hereto acknowledge and agree that the amendments to the Existing Credit Agreement effected under Section 4 above shall go into effect immediately upon the completion of the GIFI Acquisition and the occurrence of the GIFI Acquisition Effective Date. In the event Holdings or any other party thereto terminates the Merger Agreement or the GIFI Acquisition is not completed on or prior to January 31, 2026 (or such later date as extended by the Administrative Agent in its sole discretion), then the amendments to the Credit Agreement set forth in Section 4 shall not take effect and Section 4 shall be null and void in its entirety and of no further force and effect.
Section 8.Reaffirmation of Security Documents. Each Credit Party hereby (a) reaffirms the terms of its obligations (and the security interests granted by it) under each Security Document to which it is a party, and agrees that each such Security Document will continue in full force and effect to secure the Indebtedness as the same may be amended, extended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Documents are valid, enforceable and subsisting and create a security interest to secure the Indebtedness.
Section 9.Reaffirmation of the Guaranty Agreement. Without in any way limiting the generality of Section 8 hereof, Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Indebtedness, as such Indebtedness may have been amended, extended or modified by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 10.Counterparts. This Amendment may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 12.Invalidity. In the event that any one or more of the provisions contained in this Amendment shall be held invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.
Section 13.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
Section 14.Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
    THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.
BORROWERS AND GUARANTORS:
IES HOLDINGS, INC.

By:
Tracy McLauchlin
Senior Vice President, Chief Financial Officer, and Treasurer

IES COMMERCIAL, INC.
IES RESIDENTIAL, INC.
IES SUBSIDIARY HOLDINGS, INC.
MAGNETECH INDUSTRIAL SERVICES, INC.
TECHNIBUS, INC.
WEDLAKE FABRICATING, INC.
GREINER INDUSTRIES, INC.
SOUTHERN INDUSTRIAL SALES AND SERVICES, INC.
AERIAL LIGHTING & ELECTRIC, INC.
K.E.P. ELECTRIC, INC.

By:
Tracy McLauchlin
Authorized Representative

INTEGRATED ELECTRICAL FINANCE, INC.

By:
Tracy McLauchlin
Senior Vice President and Treasurer

IES INFRASTRUCTURE SOLUTIONS, LLC
By:    IES HOLDINGS, INC., its Sole Member

By:
Tracy McLauchlin
Senior Vice President, Chief Financial Officer, and Treasurer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

FREEMAN ENCLOSURE SYSTEMS, LLC
By:    IES INFRASTRUCTURE SOLUTIONS, LLC, its Sole Member
By:    IES HOLDINGS, INC., its Sole Member

By:
Tracy McLauchlin
Senior Vice President, Chief Financial Officer, and Treasurer

CALUMET ARMATURE AND ELECTRIC, L.L.C.
By:    MAGNETECH INDUSTRIAL SERVICES, INC., its Sole Member

By:
Tracy McLauchlin
Authorized Representative

IES INVESTMENTS, LLC
IES OK RE, LLC
IES FL RE, LLC
IES PA RE, LLC
IES SC RE, LLC
By:    IES MANAGEMENT LP, its Sole Member
By:    INTEGRATED ELECTRICAL FINANCE, INC., its General Partner

By:
Tracy McLauchlin
Senior Vice President and Treasurer

IES COMMUNICATIONS, LLC
By:    IES COMMERCIAL, INC., its Sole Member

By:
Tracy McLauchlin
Authorized Representative

NEXT ELECTRIC, LLC
By:    IES COMMERCIAL, INC., its Managing Member

By:
Tracy McLauchlin
Authorized Representative

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

BAYONET PLUMBING, HEATING & AIR-CONDITIONING, LLC
By:    IES RESIDENTIAL, INC., its Sole Member

By:
Tracy McLauchlin
Authorized Representative

HOTCHKISS ALARMS, LLC
EDMONSON ELECTRIC, LLC
By:    IES RESIDENTIAL, INC., its Sole Member

By:
Tracy McLauchlin
Authorized Representative

FOUR POINT DYNAMICS, LLC
By:    IES COMMUNICATIONS, LLC, its Sole Member
By:    IES COMMERCIAL, INC., its Sole Member

By:
Tracy McLauchlin
Authorized Representative

PLANT POWER AND CONTROL SYSTEMS, L.L.C.
IES ENCLOSURE SOLUTIONS AND SERVICES, LLC
By:    IES INFRASTRUCTURE SOLUTIONS, LLC, its Sole Member
By:    IES HOLDINGS, INC., its Sole Member

By:
Tracy McLauchlin
Senior Vice President, Chief Financial Officer, and Treasurer

IES MANAGEMENT LP
By:     INTEGRATED ELECTRICAL FINANCE, INC.,
its General Partner

By:
Tracy McLauchlin
Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

IES MANAGEMENT ROO, LP
By:     IES OPERATIONS GROUP, INC.,
its General Partner

By:
Tracy McLauchlin
Senior Vice President and Treasurer

ARROW ENGINE COMPANY

By:
Tracy McLauchlin
Vice President, CFO & Treasurer

WISCONSIN HEAVY FABRICATION, LLC
By:    IES INFRASTRUCTURE SOLUTIONS, LLC, its Sole Member
By:    IES HOLDINGS, INC., its Sole Member

By:
Tracy McLauchlin
Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

GUARANTORS:

IES CONSOLIDATION, LLC
By:    IES HOLDINGS, INC., its Sole Member

By:
Tracy McLauchlin
Senior Vice President, Chief Financial Officer, and Treasurer

ICS HOLDINGS LLC
By:    IES OPERATIONS GROUP, INC., its Sole Member

By:
Tracy McLauchlin
Senior Vice President and Treasurer

IES SHARED SERVICES, INC.
KEY ELECTRICAL SUPPLY, INC.

By:
Tracy McLauchlin
Authorized Representative

IES OPERATIONS GROUP, INC.

By:
Tracy McLauchlin
Senior Vice President and Treasurer

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:
 Bennita V. Reyes
 Executive Director

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:
 Brandon Vermillion
Vice President

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

BOKF, NA, dba BANK OF TEXAS, as a Lender
By:
 Christine D. Butler
Senior Vice President
[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

ZIONS BANCORPORATION dba AMEGY BANK, as a Lender
By:
 Cameron Brown
Senior Vice President

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

COMERICA BANK, as a Lender
By:
 Alex Farrell
Vice President

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

TEXAS CAPITAL BANK, as a Lender
By:
 Leila Aloi
Managing Director

[Signature Page to Amendment No. 1 to Fourth Amended and Restated Credit Agreement
IES Holdings, Inc.]

EXHIBIT C
FORM OF JOINDER AGREEMENT
This JOINDER AGREEMENT (this “Agreement”) is entered into as of __________, 20__, by and among ___________, a ________ (“New Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Fourth Amended and Restated Credit Agreement, dated as of January 21, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders party thereto from time to time (each of such lenders, together with its successor and permitted assigns, a “Lender”), IES Holdings, Inc., a Delaware corporation (“Holdings”), the subsidiaries of Holdings party thereto (together with New Borrower, Holdings, and those additional Persons that are or have been joined as a “borrower” to the Credit Agreement by executing a Joinder Agreement substantially in the form of Exhibit C to the Credit Agreement, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the Administrative Agent, and Wells Fargo in its capacity as an issuing lender (in such capacity, an “Issuing Lender”) and as a swingline lender (in such capacity, the “Swingline Lender”), the Lenders, Issuing Lender and Swingline Lender have agreed to make or issue Loans, Letters of Credit and other certain financial accommodations thereunder;
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement;
WHEREAS, pursuant to that certain Intercompany Subordination Agreement, dated as of January 21, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), by and among each Credit Party and each of its Subsidiaries listed on the signature pages thereto (the “Intercompany Parties” and, each, an “Intercompany Party”) and Administrative Agent, each Intercompany Party has agreed to the subordination of indebtedness of each other Intercompany Party owed to such Intercompany Party on the terms set forth therein;
WHEREAS, pursuant to certain Fee Letters (as defined in the Credit Agreement), the Borrowers have agreed to pay certain fees on the terms set forth therein;
WHEREAS, New Borrower is required to become a party to the Credit Agreement by, among other things, executing and delivering this Agreement to Administrative Agent; and
WHEREAS, New Borrower has determined that the execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, New Borrower, by virtue of the financial accommodations available to New Borrower from time to time pursuant to the terms and conditions of the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow:
1.     Joinder of New Borrower to the Credit Agreement. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement it shall be a party to the Credit Agreement as a “Borrower” and shall be bound by all of the terms, conditions, covenants, agreements and obligations set forth in the Credit Agreement, (b) accepts joint and several liability for the Obligations pursuant to the terms of the Loan Documents, and (c) confirms that, after giving effect to the supplement to the Schedules to the Credit Agreement provided in Section 2 below, the representations and warranties contained in Article VI of the Credit Agreement are true and correct as they relate to New Borrower as of the date this Agreement. New Borrower hereby agrees that each reference to a
Exhibit C
Form of Joinder Agreement

“Borrower” or the “Borrowers” in the Credit Agreement and the other Loan Documents shall include New Borrower. New Borrower acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and that it has read and understands the terms thereof.
2.     Updated Schedules. Attached as Exhibit A hereto is an updated copy of Schedule 6.1 to the Credit Agreement revised to include all information required to be provided therein including information with respect to New Borrower. Such Schedule shall be attached to the Credit Agreement, and on and after the date hereof all references in any Loan Document to Schedule 6.1 to the Credit Agreement shall mean Schedule 6.1 as so amended; provided, that any use of the term "as of the date hereof" or any term of similar import, in any provision of the Credit Agreement relating to New Borrower or any of the information in Schedule 6.1 amended hereby, shall be deemed to refer to the date of this Agreement.
3.     Joinder of New Borrower to the Intercompany Subordination Agreement. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement it shall be an “Affiliate Creditor” under the Intercompany Subordination Agreement as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all the terms, conditions, covenants, agreements and obligations set forth in the Intercompany Subordination Agreement. New Borrower hereby agrees that each reference to an “Affiliate Creditor” or the “Affiliate Creditors” in the Intercompany Subordination Agreement shall include New Borrower. New Borrower acknowledges that it has received a copy of the Intercompany Subordination Agreement and that it has read and understands the terms thereof.
4.     Joinder of New Borrower to Fee Letters. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement it shall be a “Borrower” party to the Fee Letters as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Fee Letters applicable to Borrowers. New Borrower hereby agrees that each reference to “Borrower” or “Borrowers” in the Fee Letters shall include New Borrower. New Borrower acknowledges that it has received a copy of each Fee Letter and that it has read and understands the terms thereof.
5.     Representations and Warranties of New Borrower. New Borrower hereby represents and warrants to Administrative Agent for the benefit of the Secured Parties:
(a)     It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and the other Loan Documents to which it is made a party and to carry out the transactions contemplated hereby and thereby.
(b)     The execution, delivery, and performance by it of this Agreement and any other Loan Document to which New Borrower is made a party (i) have been duly authorized by all necessary action on the part of New Borrower and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to New Borrower or its Subsidiaries, the Organizational Documents of New Borrower or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on New Borrower or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of New Borrower or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of New Borrower, other than Permitted Liens, (D) require any approval of New Borrower’s interest holders or any approval or consent of any Person under any material agreement of New Borrower, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case
Exhibit C
Form of Joinder Agreement

of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect, and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Administrative Agent for filing or recordation.
(c)    This Agreement and each Loan Document to which New Borrower is a party is the legally valid and binding obligation of New Borrower, enforceable against New Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
(d)     Each other representation and warranty applicable to New Borrower as a Borrower under the Loan Documents is true, correct and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
5.     Additional Requirements. Concurrent with the execution and delivery of this Agreement, the Administrative Agent shall have received the following, each in form and substance satisfactory to Administrative Agent:
(a)     Assumption Agreement to the Collateral Agreement, dated as of the date hereof, by and among New Borrower and Agent (“Assumption Agreement”), together with the original Equity Interest certificates, if any, representing all of the Equity Interests of the Subsidiaries of New Borrower required to be pledged under the Collateral Agreement and any original promissory notes of New Borrower, accompanied by undated Equity Interest powers/transfer forms executed in blank, and the same shall be in full force and effect;
(b)    appropriate financing statement to be filed in the office of the _______ Secretary of State against New Borrower to perfect the Administrative Agent’s Liens in and to the Collateral of New Borrower;
(c)    a certificate from the Secretary of New Borrower, dated as of the date hereof, (i) attesting to the resolutions of New Borrower’s [Board of Directors][Managers] authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which New Borrower is or will become a party, (ii) authorizing officers of New Borrower to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of New Borrower;
(d)    a certificate of status with respect to New Borrower, dated as of a recent date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of New Borrower, which certificate shall indicate that New Borrower is in good standing in such jurisdiction;
(e)    certificates of status with respect to New Borrower, dated as of a recent date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of New Borrower) in which the failure to be duly qualified or licensed would constitute a Material Adverse Effect, which certificates shall indicate that New Borrower is in good standing in such jurisdictions;
Exhibit C
Form of Joinder Agreement

(f)    copies of New Borrower’s Organizational Documents, as amended, modified or supplemented prior to the date hereof, certified by the Secretary of New Borrower;
(g)    a customary opinion of counsel regarding such matters as to New Borrower as Administrative Agent or its counsel may reasonably request, and which is otherwise in form and substance reasonably satisfactory to Administrative Agent (it being understood that such opinion shall be limited to this Agreement, and the documents executed or delivered in connection herewith (including the financing statement filed against New Borrower)); and
(h)    such other agreements, instruments, approvals or other documents requested by Agent prior to the date hereof in order to create, perfect and establish the first priority of, or otherwise protect, any Lien purported to be covered by any Loan Document or otherwise to effect the intent that New Borrower shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that, to the extent set forth in the Credit Agreement and the Collateral Agreement, all property and assets of New Borrower shall become Collateral for the Obligations.
6.     Insurance Deliverables. Within thirty (30) days of the date hereof, the Administrative Agent shall have received evidence that New Borrower has been added to the Credit Parties’ existing insurance policies required by Section 7.6 of the Credit Agreement
7.     Further Assurances. At any time upon the reasonable request of Administrative Agent, New Borrower shall promptly execute and deliver to Administrative Agent such additional documents as Agent shall reasonably request pursuant to Section 7.l8 of the Credit Agreement and pursuant to the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent.
8.     Notices. Notices to New Borrower shall be given in the manner set forth for Borrowers in Section 11.1 of the Credit Agreement.
9.     Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 11.5 AND 11.6 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
10.     Binding Effect. This Agreement shall be binding upon New Borrower, and the other Credit Parties and shall inure to the benefit of the Administrative Agent and the Secured Parties, together with their respective successors and permitted assigns.
11.     Effect on Loan Documents.
(a)     Except as contemplated to be supplemented hereby and pursuant to the terms of any other agreement joining the New Borrower as a party to any other Loan Documents, the Credit Agreement, the Fee Letters, the Intercompany Subordination Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. Except as expressly contemplated hereby, this Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of any other term or condition of the Credit Agreement, the Fee Letters, the Intercompany Subordination Agreement or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.
(b)    Each reference in the Credit Agreement and the other Loan Documents to “Borrower” or words of like import referring to a Borrower shall include and refer to New Borrower and (b) each reference in the Credit Agreement, any Fee Letter, Intercompany Subordination Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”,
Exhibit C
Form of Joinder Agreement

“thereof”, or words of like import referring to the Credit Agreement, any Fee Letter, Intercompany Subordination Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Agreement.
12.     Miscellaneous
(a)    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
(b)    Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)    Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Lender or New Borrower, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)    The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)    This Agreement shall be subject to the rules of construction set forth in Section 1.2 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
Exhibit C
Form of Joinder Agreement

IN WITNESS WHEREOF, New Borrower and Administrative Agent have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

NEW BORROWER:	______________________________, a ____________________ By: Name: Title:

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association By: Name: Title:

EXHIBIT A
Updated Schedule 6.1 to Credit Agreement
[Attached.]
Exhibit A to Form of Joinder Agreement

SCHEDULE 1.1(a)

SURETY BONDS; BONDED CONTRACTS

[Attached.]

Schedule 1.1(a)

Schedule 1.1(b)

SCHEDULE 6.8

ENVIRONMENTAL MATTERS

(a)
None.

(b)
None.

(c)
None.

(d)
In connection with the purchase of real estate prior to the Closing Date, the Credit Parties have conducted due diligence with respect to the property, including obtaining a Phase I report with respect to the subject property. Such Phase I reports may have revealed that hazardous materials were generated, treated, stored or disposed of on the subject property prior to the Credit Party’s purchase and occupancy, and in some instances such generation, treatment, storage or disposal may have been a violation of applicable Environmental Law. To each Credit Party’s knowledge, there is no liability of any Credit Party for any such violation.

(e)
Gulf Island Shipyards, LLC is a defendant in the lawsuit ACBL Oldco, LLC et al v. Bunge Street Properties, et al (Case No. 2:25-cv-00941-DCJ-TPL, W.D. La.).

(f)
None.

Schedule 6.8